Exhibit 10.3

                          REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of __________, 2000, among IMAGE TECHNOLOGY LABORATORIES, INC., a corporation organized under the laws of Delaware (the "Company"), and ____________________, individually as a purchaser of the Units offered by the Company (collectively referred to hereafter with all other purchasers of the Units offered by the Company as the "Investors").

                              W I T N E S S E T H:

         WHEREAS, on the date hereof, the Investors have been issued certain Registrable Securities (as defined herein) in connection with a private offering by the Company of units (the "Units") consisting of 1 share of the Company's common stock, par value $.01 per share (the "Common Stock"), and a warrant to purchase 1 share of Common Stock (the "Investor Warrant"); and

         WHEREAS, as a condition to the issuance of the Registrable Securities to the Investors, the Company has agreed to provide certain registration rights pursuant to the terms of this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. For purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in the preambles hereto and in this
Section 1.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Existing Stockholders" shall mean any stockholder of the Company as of the date hereof.

                  "Form SB-2" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

                  "Holder" shall mean any holder of Registrable Securities; provided, however, that any Person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a sale under Rule 144 under the Securities Act shall not be considered a Holder.

                  "Initiating Holders" shall mean Holders representing (on a fully diluted basis) at least twenty percent (20%) of the total number of Registrable Securities.

                  "Other Stockholders" shall mean any Person other than Holders or Existing Stockholders, who by virtue of agreements with the Company, are entitled to include their securities in any registration of the Company.

                  "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

                  "Registrable Securities" shall mean (i) the shares of Common Stock included in the Units, and (ii) the Investor Warrant Shares (as defined hereafter); provided, however, that such shares shall only be treated as Registrable Securities hereunder if and so long as they have not been sold pursuant to a registration statement under the Securities Act or those shares shall not have been sold pursuant to Rule 144 under the Securities Act or any similar or successor rule and provided, further, that the Company shall not be required to register the Investor Warrants. Registrable Securities shall not include any of the foregoing securities held by any Holder who is not an affilitate of the Company within the meanong of Rule 144 under the Securities Act and that may be sold pursuant to Rule 144(k) under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  "Investor Warrant Shares" shall mean all share of Common Stock issuable upon exercise of the Investor Warrants.

         2.       Piggyback Registration.

                  (i) If the Company shall determine to register under the Securities Act its equity securities or securities convertible into equity securities either for its own account or the account of a security holder or holders exercising any demand registration rights, a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction (each a "Piggyback Registration"), the Company will:

                           (a) promptly but in any event no later than 30 days prior to the anticipated filing date of the Piggyback Registration give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                           (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within thirty (30) days after receipt of the written notice from the Company described in clause (a) above, except as set forth in Section 2(ii) below. Such written request may specify all or a part of a Holder's Registrable Securities.

                  (ii) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2(i)(a). The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any Existing Stockholders and Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                  (iii) Limitation on Shares to be Included. Notwithstanding any other provision of this Section 2, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated as follows:

                           (a) first, among the Company and the Holders pro rata based upon the number of shares of securities requested by the Company and the Holders to be included in such registration and second, among all Existing Stockholders and Other Stockholders in proportion to the number of additional shares of equity securities of the Company (the "Additional Shares") requested to be included in such registration.

                           (b) if such registration is initiated by any Existing Stockholders, then the number of shares that may be included in the registration statement and underwriting shall be allocated first, to the Existing Stockholders exercising demand registration rights and the Holders, pro rata based upon the number of shares of Registrable Securities and Additional Shares requested to be included in such registration, and second, among all Other Stockholders in proportion to the number of Additional Shares requested to be included in such registration;

                           (c) if such registration is initiated by Other Stockholders exercising demand registration rights, then the number of shares that may be included in the registration statement and underwriting shall be allocated first to the Other Stockholders exercising demand registration rights, second, among all Holders of Registrable Securities and the Company for securities being sold for its own account, pro rata based upon the number of shares of securities requested by the Company and the Holders to be included in such registration, and third, among all Existing Stockholders and Other Stockholders not exercising demand registration rights in proportion to the respective amounts of Additional Shares which they had requested to be included in such registration at the time of filing the registration statement; and

                           (d) Withdrawal from Registration. If any Holder of Registrable Securities, Existing Stockholder or any Other Stockholder disapproves of the terms of any such underwriting, such Holder, Existing Stockholder or Other Stockholder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

         3.       Registration on Form SB-2.

                  If the Company becomes and continues to be eligible to use Form SB-2 under the Securities Act or a comparable successor form, in addition to their rights under Section 2 hereof, the Initiating Holders shall have the right to request and have effected registrations of shares of Registrable Securities on Form SB-2 or such successor form for a public offering of shares of Registrable Securities (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of such shares by such Holders). The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 3 in the manner provided in Section 2. Subject to the foregoing, the Company will use its commercially reasonable best efforts to effect promptly the registration of all shares of Registrable Securities on Form SB-2 or such successor form to the extent requested by the Initiating Holders thereof.

         4.       Expenses of Registration.

                  All Registration Expenses (as defined below) incurred in connection with any registration, qualification or compliance pursuant to
Section 2 or 3 shall be borne by the Company, except that Selling Expenses (as defined below) shall be borne pro rata by each Holder in accordance with the number of shares sold. "Selling Expenses" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities. "Registration Expenses" shall mean all expenses (other than Selling Expenses) incurred by the Company in compliance herewith, including, without limitation, all registration and filing fees, qualification fees, fees and expenses of compliance with federal and state securities or blue sky laws, printing expenses, messenger, telephone, facsimile and delivery expenses, fees and disbursements of counsel and accountants for the Company, and, in connection with a registration pursuant to Section 3 hereof, the reasonable fees and expenses (subject to documentation thereof) of one counsel for all holders, and the expense of any special audits or so-called "comfort letters" incident to or required by any such registration and all other Persons retained by the Company.

         5.       Registration Procedures.

                  In the case of each registration effected by the Company pursuant to Section 2 or 3, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof and will, at its expense:

                  (i) use its commercially reasonable best efforts to keep such registration effective for a period of one hundred-eighty (180) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that the Company shall keep such registration statement effective longer than one hundred-eighty (180) days if the cost and expenses associated with such extended registration are borne by the selling Holder; and; provided, further, however, that in the case of any registration of Registrable Securities on Form SB-2 which are intended to be offered on a continuous or delayed basis, such 180-day period shall, at the cost and expense of the Company, be extended, if necessary, to keep the registration statement effective until the earlier of three hundred sixty-five (365) days and such time as all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided, further, that applicable rules and regulations under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (x) includes any prospectus required by
         Section 10(a)(3) of the Securities Act or (y) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information otherwise required to be included in such post-effective amendment covered by (x) and (y) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

                  (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary or advisable to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement or as may be necessary to keep such registration statement effective and current;

                  (iii) Furnish such number of registration statements, prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, and such other documents as a Holder from time to time may reasonably request;

                  (iv) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event known by the Company as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (v) Use its best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the sellers (or the managing underwriter, in the case of any underwritten offering) of Registrable Securities covered by such registration statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (v) be obligated to be so qualified or (y) subject itself to taxation in any such jurisdiction where the Company is not already subject to taxation;

                  (vi) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vii) List all such Registrable Securities registered in such registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed;

                  (viii) Provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  (ix) Make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers and directors to supply all information reasonably requested by any such seller, underwriter, attorney or accountant in connection with such registration statement, which information shall be subject to reasonable restrictions concerning confidentiality and non-disclosure;

                  (x) Furnish to each selling Holder upon request a signed counterpart, addressed to the selling Holder, of

                                    (a) an opinion of counsel for the Company,
                           dated the effective date of the registration statement in form reasonably acceptable to the Company and such counsel, and

                                    (b) "comfort" letters signed by the
                           Company's independent public accountants who have examined, reported on and certified the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,

         in the case of (a) and (b) covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

                  (xi) Furnish to each selling Holder upon request a copy of all documents filed with and all correspondence from or to the Commission in connection with any such offering; and

                  (xii) Make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning no later than the third month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
         Section 11(a) of the Securities Act.

         6.       Indemnification.

                  (i) To the full extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors, employees and partners, and each person controlling such Holder, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against any and all claims, losses, damages, expenses and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or any document filed pursuant to state securities laws or other document (including any related registration statement, any exhibit thereto or document incorporated by reference therein, notification or the like) or any amendment or supplement thereto incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or the or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and based upon written information furnished to the Company by such Holder or underwriter and expressly stated to be specifically for use therein.

                  (ii) Each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company (other than such Holder) or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other such Holder and each of their officers, directors and partners, and each person controlling such Holder or other stockholder, against all claims, losses, damages, expenses and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of the Securities Act, or any rule or regulation thereunder applicable to the Holder and relating to action or inaction required of the Holder in connection with any such registration, qualification or compliance, and will reimburse the Company, each of its directors and officers, each underwriter or control person, each other Holder and each of their officers, directors and partners and each person controlling such Holder or other stockholder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company or the underwriter by such Holder and stated to be specifically for use therein; provided that each Holder's liability hereunder with respect to any particular registration shall be limited to an amount equal to the proceeds received by such Holder in such registration. The Company and Holder shall be entitled to receive indemnities from underwriters participating in any distribution of Registrable Securities to the same extent as provided above with respect to information so furnished in writing by such underwriters expressly for use in any prospectus or registration statement.

                  (iii) Each party entitled to indemnification under this
Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the

Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's sole expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless such failure is prejudicial to the ability of the Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnified Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or
(B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Parties having common counsel, in any of which events, the reasonable legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto shall be borne by Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a full, irrevocable and unconditional release from all liability in respect to such claim or litigation. The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its prior written consent. Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (iv) Contribution. If the indemnification provided for in this Agreement shall for any reason be held by a court to be unavailable to an Indemnified Party under Section 6(i) or Section 6(ii) hereof in respect of any loss, claim, damage, expense or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 6(i) or Section 6(ii), the Indemnified Party and the Indemnifying Party under Section 6(i) or Section 6(ii) shall contribute to the aggregate losses, claims, damages, expenses and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (a) in such proportion as is appropriate to reflect the relative fault of the Indemnified Party and Indemnifying Party covered by the registration statement which resulted in such loss, claim, damage, expense or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage, expense or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Indemnified Party and Indemnifying Party from the offering of the securities covered by such registration statement; provided, that for purposes of this clause (b), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 6(iv) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such person's consent, which consent shall not be unreasonably withheld.

         7. Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         8. Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Agreement may be transferred or assigned by a Holder to a transferee or assignee of any Registrable Securities, provided that the Company is given written notice at or prior to the time of said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes in writing the obligations of a Holder under this Section 15 to the Company and other Holders in effect at the time of transfer under all effective agreements.

         9.       Exercise of Warrants.

         (i) Notwithstanding anything in this Agreement to the contrary, no Holder shall be required to exercise any Investor Warran prior to the closing date of a registration in order for the Investor Warrant Shares to be included in such registration.

         (ii) The Company agrees to make promptly upon request, and at its expense, such state "blue sky" filings as it deems necessary or appropriate to effectuate the exercise of any Investor Warrants. No exercise shall be effectuate until the necessary "blue sky" filings have been made; provided, however, that no Holder of any Investor Warrants shall be deprived of any of its rights under this Agreement due to the Company's failure to timely make its "blue sky" filings and such Holders' rights to participate in any registration under this Agreement shall be deemed to be perfected from the date such Holder notifies the Company of its intention to exercise all or a portion of its Warrants and to participate in such registration.

         10. Holdback. Each Holder agrees not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 or Rule 144A, during the 10 days prior to, and, beginning on the effective date of a registration statement.

         11. Amended or Supplemented Prospectus. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(iv) hereof, such Holder immediately will discontinue disposition of any shares of Common Stock pursuant to the registration statement covering such shares until such selling Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5(iv) hereof, and, if so directed by the Company, such selling Holder will deliver to the Company all copies, other than permanent file copies then in such selling Holder's possession, all prospectuses covering such shares at the time of receipt of such notice, and shall not effect any transaction with respect to any shares except pursuant to the supplemented or amended prospectus.

         12. No Conflict of Rights. (i) The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights (including, but not limited to, priority rights) granted to the Holders in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to the holder of its securities in connection with an incidental registration of such securities equal or higher priority to the rights granted to the Holders under Sections 2 and 3; (ii) In addition, the Company hereby covenants and agrees to cause all of its stockholders to which it grants registration rights after the date hereof to acknowledge in writing the priorities and limitations of inclusion of securities set forth in this Agreement.

         13. Failure to Comply with Registration. In the event that the Company fails to comply with any provision of Section 2 or 3 hereof, Holders of a majority of the Units may elect to cause the Company to use its best efforts to have nominated and elected to the board of directors of the Company such number of designees of the Holders of a majority of the Units as shall constitute a majority of the member of the Company's board of directors.

         14. Benefits of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, legal representatives and heirs. This Agreement does not create, and shall not be construed as creating any rights enforceable by any other Person.

         15. Complete Agreement. This Agreement constitutes the complete understanding among the parties with respect to its subject matter and supersedes all existing agreements and understandings, whether oral or written, among them. No alteration or modification of any provisions of this Agreement shall be valid unless made in writing and signed, on the one hand, by the Holders of a majority of the Registrable Securities then outstanding and, on the other, by the Company.

         16. Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         17. Notices. (a) All notices, offers, acceptances and other communications required or permitted to be given or to otherwise be made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered by hand, first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, if to the Company, at 167 Schwenk Drive, Kingston, New York 12401, Attention: Chief Executive Officer, and if to any Holder, at the address of such Holder as set forth in the stock transfer books of the Corporation.

                  (b) All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Any party may change the address to which each such notice or communication shall be sent by giving written notice to the other parties of such new address in the manner provided herein for giving notice.

         18. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without giving effect to the provisions, policies or principles thereof respecting conflict or choice of laws.

         19. Counterparts. This Agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

         20. Severability. Any provision of this Agreement which is determined to be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



                    (SIGNATURES CONTAINED ON FOLLOWING PAGE)

                  IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.


                                         IMAGE TECHNOLOGY LABORATORIES, INC.



                                         By: ___________________________________
                                             Name:  Dr. David Ryon
                                             Title: President and Chief
                                                      Executive Officer


                                         INVESTOR


                                         By:  __________________________________
                                              Name:
                                              Title (if any):